UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2026

Melar Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42134	87-1634103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

143 West 72nd Street, 4th Floor, New York, NY	10023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 781-1120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MACIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	MACI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MACIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 8, 2026, Melar Acquisition Corp. I (the “Company”) announced that an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Special Meeting”) will be held on Tuesday, June 16, 2026, at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or on such other date and at such other place to which the Special Meeting may be adjourned. Pursuant to the Company’s amended and restated memorandum and articles of association currently in effect, and as amended (the “Amended and Restated Charter”), shareholders seeking to bring business before the Special Meeting must deliver such proposals to the Company at: Melar Acquisition Corp. I, 143 West 72nd Street, 4th Floor, New York, New York 10023, no later than May 14, 2026. Any shareholder proposal must also comply with the requirements of the law of the Cayman Islands, the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) and the Amended and Restated Charter. Under the Amended and Restated Charter and the law of the Cayman Islands, no business other than as set forth in the Company’s definitive proxy statement for the Special Meeting to be filed with the SEC may be transacted at the Special Meeting.

The Special Meeting is to be held, in part, to satisfy the annual meeting requirement pursuant to Listing Rule 5620(a) (the “Rule”) of The Nasdaq Stock Market LLC. Pursuant to the Rule, the Company is required to hold its first annual meeting of shareholders on or prior to December 31, 2026. Because the Special Meeting does not technically constitute an “annual general meeting” under Cayman Islands law, the terms of the Company’s Class I directors do not expire at the Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELAR ACQUISITION CORP. I

By:	/s/ Gautam Ivatury
Name:	Gautam Ivatury
Title:	Chief Executive Officer

Dated: May 8, 2026

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